CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Principal Executive Officer of Schroder Series Trust (the "Trsut"), with respect to the Trust's Form N-CSR for the six month period ended April 30, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         1. such report on Form N-CSR for the six month period ended April 30, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the six month period ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: June 27, 2005


                                                     /s/ Mark A. Hemenet
                                                     ---------------------------
                                                     Mark A. Hemenetz
                                                     Principal Executive Officer
                                                     Schroder Series Trust